Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, we, the signatories of the statement on Schedule 13D to which this joint filing agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated: September 4, 2009

SEQUOIA CAPITAL CHINA I, L.P.

SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.

SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

By: Sequoia Capital China Management I, L.P.

A Cayman Islands exempted limited partnership

General Partner of Each

By: SC China Holding Limited

A Cayman Islands limited liability company

Its General Partner

By: /s/ Jimmy Wong

Name: Jimmy Wong

Title: Authorized Signatory

SEQUOIA CAPITAL CHINA GROWTH FUND I, L.P.

SEQUOIA CAPITAL CHINA GROWTH PARTNERS FUND I, L.P.

SEQUOIA CAPITAL CHINA GF PRINCIPALS FUND I, L.P.

By: Sequoia Capital China Growth Fund Management I, L.P.

A Cayman Islands exempted limited partnership

General Partner of Each

By: SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

By: /s/ Jimmy Wong

Name: Jimmy Wong

Authorized Signatory

Exhibit 99.1

SEQUOIA CAPITAL CHINA MANAGEMENT I, L.P.

SEQUOIA CAPITAL CHINA GROWTH FUND MANAGEMENT I, L.P.

By: SC China Holding Limited
A Cayman Islands limited liability company
Its General Partner

By: /s/ Jimmy Wong

Name: Jimmy Wong

Authorized Signatory

SC CHINA HOLDING LIMITED

By: /s/ Jimmy Wong

Name: Jimmy Wong

Authorized Signatory

NEIL NANPENG SHEN

By: /s/ Neil Nanpeng Shen

Name: Neil Nanpeng Shen

KUI ZHOU

By:/s/ Kui Zhou

Name: Kui Zhou

SEQUOIA CAPITAL U.S. GROWTH FUND IV, L.P.

By: SCGF IV Management, L.P.

A Cayman Islands exempted limited partnership

Its General Partner

By: SCGF GenPar, Ltd
A Cayman Islands limited liability company
Its General Partner

By: /s/ Michael Moritz

Managing Director

Exhibit 99.1

SCGF IV MANAGEMENT, L.P.

By: SCGF GenPar, Ltd

A Cayman Islands limited liability company

Its General Partner

By: /s/ Michael Moritz

Managing Director

SCGF GENPAR, LTD

By: /s/ Michale Moritz

Managing Director

MICHAEL MORITZ

By: /s/ Michael Moritz

Name: Michael Moritz

DOUGLAS LEONE

By:/s/ Douglas Leone

Name: Douglas Leone